SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):   November 19, 2003


                              THE DRESS BARN, INC.
             (Exact name of registrant as specified in its charter)


                                   Connecticut
                 (State or other Jurisdiction of Incorporation)


0-11736                                                06-0812960
Commission File                                     (I.R.S. Employer
Number)                                             Identification No.)


30 Dunnigan Drive, Suffern, New York                      10901
(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code:      (845) 369-4500

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)     Exhibits

99.1    Press Release of The Dress Barn Inc. issued November 19, 2003



Item 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION


Item  12.  Results  of  Operations  and  Financial   Condition.   The  following
information is furnished pursuant to Item 12, "Results of Operations and Financial Condition".

On November 19, 2003, The Dress Barn, Inc. announced results for its first quarter ended October 25, 2003. The full text of the press release is furnished as Exhibit 99.1 to this report.


SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           THE DRESS BARN INC.
                                             (Registrant)


                                           BY: /S/ ARMAND CORREIA
                                           Armand Correia
                                           Senior Vice President
                                           (Principal Financial
                                           and Accounting Officer)

                                  EXHIBIT INDEX

Exhibit Number    Description
--------------    --------------------------------------------------------
99.1            Press Release, issued November 19, 2003 of The Dress Barn,Inc.:
                  "The Dress Barn, Inc. Reports Fiscal First Quarter Earnings
                  Results" filed with this Current Report on Form 8-K)